AMENDMENT NO. 1 TO THE
                                CREDIT AGREEMENT


                                                 Dated as of September 30, 1999.

     AMENDMENT NO. 1 TO THE CREDIT AGREEMENT dated as of August 12, 1999, (the "Credit Agreement"; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) among ICG Equipment, Inc., a Colorado corporation ("ICG Equipment"), ICG NetAhead, Inc., a Delaware corporation ("ICG NetAhead" and, together with ICG Equipment, the "Borrowers"), ICG Services, Inc., as Parent, certain Initial Lender Parties party thereto, Morgan Stanley Senior Funding, Inc., as Sole Book-Runner and Lead Arranger, Royal Bank of Canada, as Collateral Agent and as Administrative Agent for such Lender Parties, and Bank of America, N.A. and Barclays Bank Plc, as Co-Documentation Agents.

     PRELIMINARY STATEMENT:

     The Borrowers, the Parent, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

     (a) The definition of "EBITDA" in Section 1.01 is amended in full to read as follows:

               ""EBITDA" means, with respect to any Person for any period, the sum of the following, determined on a Consolidated basis without duplication, in accordance with GAAP: (a) net income (or net loss) of such Person and its Subsidiaries for such period plus (b) the sum of the following (in each case, to the extent deducted in determining net income) (i) income and franchise tax expenses of such Person and its Subsidiaries, (ii) interest expense of such Person and its Subsidiaries, (iii) amortization, depreciation and other non-cash charges and (iv) any non-recurring extraordinary losses, less (c) interest income of such Person and its Subsidiaries and any non-recurring extraordinary gains (including, without limitation, with respect to any person, any gain recognized as a result of any Add-Back Amount (as such term is hereinafter defined) being subsequently recognized as income on any statement of income of such Person). For purposes of all EBITDA calculations for any Person relating to the third fiscal quarter of 1999, an amount shall be added to net income equal to the amount of any provision for uncollectable accounts receivable which relate to tandem switching and common transport fees made by such Person in its statement of income for such period;

          provided that such amount shall not, in any event, exceed $50,000,000 (the "Provision Add-Back Amount"). In addition, for purposes of all EBITDA calculations for any Person relating to the third and fourth fiscal quarters of 1999, all amounts billed for reciprocal compensation relating to tandem switching and common transport fees during such periods shall be considered as net income even if not recognized as income on the statement of income of such Person for such period (such amounts being the "Net Income Add-Back Amounts" and, together with the Provision Add-Back Amount, the "Add-Back Amounts"); provided that the Net Income Add-Back Amounts shall not, in any event exceed $20,000,000 in respect of the third fiscal quarter of 1999 and $25,000,000 in respect of the fourth fiscal quarter of 1999."

     (b) The definition of "Revenue" in Section 1.01 is amended in full to read as follows:

               ""Revenue" means, for any period, Consolidated revenues of ICG and its Subsidiaries for such period as determined on a Consolidated basis in accordance with GAAP. For the purpose of all calculations of Revenue for the third and fourth fiscal quarters of 1999, Revenue shall also include all amounts billed for reciprocal compensation relating to tandem switching and common transport fees during such periods even if not recognized as revenue on any statement of income for such periods; provided that such amounts shall not exceed $20,000,000 for the third fiscal quarter of 1999 and $25,000,000 for the fourth fiscal quarter of 1999. Any item included as Revenue by reason only of the immediately preceding sentence shall not, if subsequently recognized as revenue in any statement of income of such person, be considered as Revenue."

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Lead Arranger shall have received counterparts of this Amendment executed by the Borrowers, the Parent, and the Required Lenders or, as to any of the Required Lender Parties, advice satisfactory to the Lead Arranger that such Lender Party has executed this Amendment.

     SECTION 3. Representations and Warranties of the Borrower. The Parent and each Borrower represent and warrant as follows:

     (a) Each Loan Party and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.
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                                       3



     (b) The execution, delivery and performance by each Loan Party of this Amendment and the Transaction Documents as amended hereby, to which it is or is to be a party, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties in such a manner as would be reasonably likely to have a Material Adverse Effect or (iv) except for the Liens created under the Transaction Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Loan Party party of this Amendment or any of the Transaction Documents, as amended hereby, to which it is or is to be a party.

     (d) This Amendment has been duly executed and delivered by the Parent and the Borrowers. This Amendment and each of the other Transaction Documents, as amended hereby, to which any Loan Party is a party are legal, valid and binding obligations of each Loan Party thereto, enforceable against such Loan Party in accordance with their respective terms.

     (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Transaction Documents as amended hereby.

     (f) The representations and warranties set forth in each of the Transaction Documents are correct on and as of this date, before and after giving effect to this Amendment, as though made on and as of such date.

     (g) No event has occurred and is continuing that constitutes a Default.

     SECTION 4. Reference to and Effect on the Credit Agreement, the Notes and the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Transaction Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
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                                       4



     (b) The Credit Agreement, the Notes and each of the other Transaction Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Transaction Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

     SECTION 5. Consent of the Parent. The Parent, as guarantor under the Parent Guaranty, hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Parent Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Parent Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     SECTION 6. Costs and Expenses. The Borrowers agree jointly and severally to pay on demand all reasonable costs and expenses of the Lead Arranger in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Lead Arranger) in accordance with the terms of Section 9.04 of the Credit Agreement.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
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                                       5



     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         ICG EQUIPMENT, INC., as Borrower


                                         By /s/ Don Teague
                                           -------------------------------------
                                           Title:


                                         ICG NETAHEAD, INC., as Borrower


                                         By /s/ Don Teague
                                           -------------------------------------
                                           Title:


                                         ICG SERVICES, INC., as Parent Guarantor


                                         By /s/ Don Teague
                                           -------------------------------------
                                           Title:

                                         MORGAN STANLEY SENIOR FUNDING, INC.,
                                         as Sole Book-Runner, Lead Arranger and
                                         Lender Party

                                         By /s/ T. Morgan Edwards II
                                           -------------------------------------
                                           Title: Vice President

                                         ROYAL BANK OF CANADA,
                                         as Administrative Agent, Collateral
                                         Agent and Lender Party

                                         By /s/ K. K. Cornwell
                                           -------------------------------------
                                           Title: Managing Director

                                         BANK OF AMERICA, N.A.,
                                         as Co-Documentation Agent and Lender
                                         Party

                                         By /s/ Julie A. Schell
                                           -------------------------------------
                                           Title: Vice President

                                         BARCLAYS BANK PLC
                                         as Co-Documentation Agent and Lender
                                         Party

                                         By /s/ Daniele Jacovone
                                           -------------------------------------
                                           Title: Associate Director

                           Initial Lenders

                                   PARIBAS, LOS ANGELES AGENCY

                                   By /s/ Darlynn Ernst Kitchner/Thomas G.Brandt
                                     -------------------------------------------
                                     Title: Vice President/Director

                                         FINOVA CAPITAL CORPORATION

                                         By /s/ Jeffrey S. Kilrey
                                           -------------------------------------
                                           Title: Senior Vice President

                                         FIRST UNION NATIONAL BANK

                                         By /s/ Mark L. Cook
                                           -------------------------------------
                                           Title: Senior Vice President

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION

                                         By /s/ John P. Waters
                                           -------------------------------------
                                           Title: Senior Vice President

                                         IBM CREDIT

                                         By /s/ Thomas Curcio
                                           -------------------------------------
                                           Title: Manager of Credit

                                         STEIN ROE FLOATING RATE LIMITED
                                         LIABILITY COMPANY

                                         By
                                           -------------------------------------
                                           Title:

                                         STEIN ROE AND FARNHAM INCORPORATED
                                         AS AGENT FOR KEYPORT LIFE INSURANCE
                                         COMPANY

                                         By
                                           -------------------------------------
                                           Title:

                                         STEIN ROE FARNHAM CLO 1 LTD.
                                         By:   Stein Roe & Farnham Incorporated
                                               as Portfolio Manager


                                         By
                                           -------------------------------------
                                           Title:

                                         PILGRIM PRIME RATE TRUST
                                         By:   Pilgrim Investment, Inc., as its
                                                     investment manager

                                         By /s/ Michael Prince
                                           -------------------------------------
                                           Title: Vice President

                                         KZH HIGHLAND-2 LLC

                                         By /s/ V. Conway
                                           -------------------------------------
                                           Title: Authorized Agent

                                       BANK OF MONTREAL

                                       By /s/ Eric Scotfield
                                       -----------------------------------------
                                       Title: Director, Leveraged Debt Mangement

                                         FRANKLIN FLOATING RATE TRUST

                                         By
                                           -------------------------------------
                                           Title:

                                         ELT LTD.

                                         By
                                           -------------------------------------
                                           Title: